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                                                           Exhibit 10(iii)A48(c)

                               AMENDMENT NO. 2 TO
                        NATIONAL SERVICE INDUSTRIES, INC.
                            BENEFITS PROTECTION TRUST

         This Amendment made and entered into as of this 23rd day of September, 1997, by and between National Service Industries, Inc., a Delaware Corporation (the "Company"), and Wachovia Bank, N.A. (formerly Wachovia Bank and Trust Company), as Trustee (the "Trustee");

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Company previously established a trust arrangement known as the National Service Industries, Inc. Benefits Protection Trust (the "Trust") in order to ensure that, in the event of Change in Control of the Company, participants and their beneficiaries receive the benefits which the Company and its Affiliates are obligated to provide pursuant to various executive compensation arrangements (collectively, the "Plans"); and

         WHEREAS, the Company now desires to amend the Trust in a number of respects;

         NOW, THEREFORE, for and in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

                                       1.

         Section 2.2 is hereby amended by adding the following new sentence after the first sentence of the present section:

         "The Trust shall become irrevocable upon the occurrence of a Change in Control, subject to the provisions of Section 17.5."

                                       2.

         Section 4.2 is hereby amended by deleting the second paragraph of such section in its entirety and substituting the following in lieu thereof:

         "Immediately upon the occurrence of a Threatened Change in Control and a Change in Control, the Company shall contribute sufficient cash to the Benefit Account to pay all benefits earned or accrued as of the date of the Threatened Change in Control and the Change in Control (whether payable currently or on a deferred basis) under all the Plans as determined by the Trustee in its discretion."

                                       3.

         Section 4.3 is hereby amended by deleting the present section in its entirety and substituting the following in lieu thereof:

         "During a Threatened Change in Control Period or after the occurrence of a Change in Control, if the Trustee determines that the funds in the Benefit Account are insufficient to fully pay all benefits earned or accrued as of any date under the Plans, the Trustee shall make a written demand on the Company to provide funds in an amount determined by the Trustee in its discretion. The Company shall transfer such funds within fifteen (15) days from the time the written demand is mailed."

                                       4.
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         Article 6 is hereby amended by deleting Sections 6.1 and 6.2 in their entirety and substituting the following in lieu thereof:

                  "6.1 Prior to a Change in Control, this Trust's assets shall be held, invested and reinvested by the Trustee in accordance with written investment guidelines provided by the Company from time to time. Except as mandated by law, the Trustee shall not be liable for following the investment guidelines from the Company prior to a Change in Control if there is a loss due to investments made in accordance with the investment guidelines provided by the Company. The Trustee may invest in and hold securities (including stock or rights to acquire stock) or obligations of the Company, if directed to do so in writing by the Company. In exercising the powers of the Company under this
         Section 6.1 of Article 6, the Company shall act by its Corporate Treasurer or his written designees, each of whom is fully authorized to exercise such powers. The Trustee may, and shall, follow the written guidelines signed by said Corporate Treasurer or such designees.

                  6.2 In the absence of written investment guidelines provided by the Company, the Trustee shall invest the assets as if a Change in Control had occurred as provided in Section 6.3 of this Article 6 and
         Article 9."

                                       5.

         Section 10.1 is hereby amended by adding the following to the beginning of the second sentence of the present section:

         "To the extent not deducted and paid by the Company,"

                                       6.

         Section 11.2 is hereby amended by deleting the present section in its entirety and substituting the following in lieu thereof:

                  "11.2 (a) Except as restricted by securities or other laws, the Company shall notify the Trustee as soon as practical of any facts of which its officers have knowledge which have caused the commencement or termination of a Threatened Change in Control Period or the occurrence of a Change in Control.

                  (b) The Trustee is responsible for ascertaining whether a Threatened Change in Control Period has commenced and whether a Change in Control has occurred."

                                       7.

         Section 18.2 is hereby amended by deleting the third sentence of the present section in its entirety and substituting the following in lieu thereof:

         "Upon receipt of such notice or any other written allegation, or if the Trustee has actual knowledge of the insolvency of, or of the commencement of a case under the Bankruptcy Code in respect of, the Company or any Affiliate, the Trustee shall suspend all payments of benefits from the Trust with respect to Participants and beneficiaries and shall hold the assets of the Trust for the benefit of the general creditors of the Company or its Affiliates."

and by adding the following at the end of the present section:

                  "Provided that there are sufficient assets, if the Trustee discontinues the payment of benefits from the Trust and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due Participants or their beneficiaries under the terms of the Plan(s) for the period of such discontinuance, less the aggregate amount of any payments made to


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         Participants or their beneficiaries by the Company (or an Affiliate) in lieu of payments provided for hereunder during any such period of discontinuance."

                                       8.

         Schedule 1 is hereby amended by substituting a revised Schedule 1, dated September 23, 1997, which is attached hereto and made a part hereof.

                                       9.

         The within and foregoing amendments to the Trust shall be effective as of September 23, 1997. Except as hereby modified, the Trust shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 as of the day and year first written above.

                                    NATIONAL SERVICE INDUSTRIES, INC.

                                    By:
                                       ----------------------------------------
                                       WACHOVIA BANK, N.A., AS TRUSTEE

                                    By:  /s/
                                       ----------------------------------------

         The undersigned Affiliates of the Corporation hereby consent to, and agree to be bound by, this Amendment No. 2 to the Trust.

         This ___ day of __________________, 1997.

                                    NATIONAL SERVICE INDUSTRIES, INC.
                                    (Georgia)



                                    By:  /s/ James S. Balloun
                                       ----------------------------------------

                                    NSI ENTERPRISES, INC.



                                    By:  /s/ James S. Balloun
                                       ----------------------------------------

                                    ZEP MANUFACTURING, COMPANY



                                    By:  /s/ James S. Balloun
                                       ----------------------------------------

                                    NSI SERVICES, L.P.



                                    By:  /s/ James S. Balloun
                                       ----------------------------------------


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